EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                       We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our reports dated April 16, 2004, relating to the consolidated financial statements and schedule of Forest Laboratories, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended March 31, 2004.

                                                                                          /s/ BDO SEIDMAN, LLP

                                                                                          BDO SEIDMAN, LLP

New York, New York

September 14, 2004